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       Date of Report (Date of earliest event reported):  October 1, 1996

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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT
                       UNDER THE SECURITIES EXCHANGE ACT OF 1934

                              EMERALD ISLE BANCORP, INC.
                                  730 HANCOCK STREET
                             QUINCY, MASSACHUSETTS 02170
                                    (617) 479-5001
            (Address and telephone number of principal executive offices)

           MASSACHUSETTS                  0-21175                04-3300934
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On October 1, 1996, Emerald Isle Bancorp, Inc., a Massachusetts corporation (the "Company"), which was organized by The Hibernia Savings Bank, a Massachusetts savings bank in stock form of ownership (the "Bank"), for the purpose of reorganizing the Bank into a holding company structure, acquired one hundred percent (100%) of the outstanding shares of the Bank's common stock, par value $1.00 per share, in a 1:1 exchange for shares of the Company's common stock, par value $1.00 per share (the "Company Common Stock"). Upon the effectiveness of such share-for-share exchange (the "Reorganization"), the Bank became the wholly-owned subsidiary of the Company and the Bank's former stockholders became the stockholders of the Company. The Reorganization was consummated in accordance with the terms of a certain Plan of Reorganization and Acquisition dated as of February 15, 1996 between the Bank and the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  Financial Statements

    The Financial statements contained in the Bank's Annual Report on Form F-2 for the year ended December 31, 1995 and Quarterly Report on Form F-4 for the three months ended March 31, 1996, as previously filed by the Bank with the Federal Deposit Insurance Corporation under Section 13 of the Securities Exchange Act of 1934 and included as Exhibits 99.3 and 99.5, respectively, to the Company's Registration Statement on Form 8-A, are incorporated herein and made a part hereof by this reference. The Bank's Quarterly Report on Form F-4 for the three months ended June 30, 1996 is included as Exhibit 99.1 to this report.

    (b)  Pro Forma Financial Information

    The following unaudited pro forma financial information has been prepared to reflect the October 1, 1996 acquisition of the Bank as of June 30, 1996. As the Company had no material assets or operations prior to consummation of the Reorganization described in Item 2, the pro forma information demonstrating the balance sheet as of June 30, 1996 and income statements as of December 31, 1995, March 31, 1996 and June 30, 1996 of the Company as if the Reorganization had occurred as of January 1, 1995 are

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substantially the same as those of the Bank described in Item 7(a) above with the exception of the following pro forma adjustments. The pro forma adjustments result from (i) the one for one exchange of shares of the Company Common Stock, $1.00 par value per share, for shares of the common stock of the Bank, $1.00 par value per share, and (ii) the repurchase of 100 shares of the Company Common Stock from the Bank at par value. The following tables show the impact of these pro forma adjustments to the stockholders' equity of the Company at June 30, 1996 and October 1, 1996:

                                    June 30, 1996
                                    -------------

                                               SEPARATE COMPANIES
STOCKHOLDER'S EQUITY                  BANK HISTORICAL         COMPANY

Capital Stock                         $  1,662,090.00         $  1,662,090.00
Additional Paid in Capital            $ 10,534,989.00         $ 23,546,105.00
Retained Earnings                     $ 13,011,116.00                 -
Valuation Reserve                     ($   426,402.00)        ($   426,402.00)
                                      ---------------         ---------------
Total:                                $ 24,781,793.00         $ 24,781,793.00
                                      ---------------         ---------------
                                      ---------------         ---------------

                                   October 1, 1996
                                   ---------------

                                               SEPARATE COMPANIES
STOCKHOLDER'S EQUITY                  BANK HISTORICAL         COMPANY

Capital Stock                         $  1,765,568.00         $  1,765,568.00
Additional Paid in Capital            $ 11,982,715.02         $ 25,604,612.51
Retained Earnings                     $ 13,621,897.49                 -
Valuation Reserve                     ($   570,600.37)        ($   570,600.37)
                                      ---------------         ---------------
Total:                                $ 26,799,580.14         $ 26,799,580.14
                                      ---------------         ---------------
                                      ---------------         ---------------

    There are no other pro forma adjustments as a result of the Reorganization that would result in differences between the pro forma financial statements of the Company and the consolidated financial statements of the Bank described in Item 7(a) above.

    (c)     Exhibits

    (2) Plan of Reorganization and Acquisition dated as of February 15, 1996 between the Company and the Bank, incorporated herein by reference from Exhibit A to the Proxy Statement included as Exhibit 99.4 to the Company's Registration Statement on Form 8-A.

    (99.1) Quarterly Report of the Bank on Form F-4 for the three months ended June 30, 1996.

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                                 S I G N A T U R E S

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Quincy, State of Massachusetts, this 7th day of October, 1996.


                                          Emerald Isle Bancorp, Inc.




Date:  October 7, 1996                    By:  /s/  Gerard F. Linskey
                                                    Gerard F. Linskey, Treasurer


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